SUPPLEMENT DATED JUNE 12, 2008 TO THE

FIRST INVESTORS EQUITY FUNDS STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 31, 2008

1.

The chart entitled “Officers Who Are Not Trustees” on page I-6 is deleted and replaced with the following:

OFFICERS WHO ARE NOT TRUSTEES
Name and Date of Birth		Position(s) held with Funds covered by this SAI and Length of Service*	Principal Occupation(s) During Past 5 Years
Joseph I. Benedek	8/2/57	Treasurer since 1988	Treasurer and Principal Accounting Officer of First Investors Management Company, Inc.
Ruta M. Carroll	2/10/62	Secretary since 11/15/07	Assistant Counsel of First Investors Management Company, Inc., since 2004.
Michael W. Deneka	9/6/74	Chief Compliance Officer since 6/2/08	Investment Compliance Manager of First Investors Management Company, Inc. Chief Compliance Officer of First Investors Management Company, Inc., since 6/2/08.
* Officers are generally elected and appointed by the Board for one-year terms.

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